UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2018

FALCONSTOR SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Congress Ave, Suite 1300, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 631-777-5188

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation; Change in Fiscal Year.

On June 22, 2018, FalconStor Software, Inc. (the “Company”) filed a certificate of amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), with the Delaware Secretary of State to increase the authorized shares of common stock, $.001 par value per share (the “Common Stock”), to 800,000,000 and filed an Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Amended and Restated Certificate of Designations”) with the Delaware Secretary of State to implement certain modifications to the terms of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”). As further described below in Item 5.07, on June 22, 2018, the Company’s stockholders approved the Charter Amendment and the Amended and Restated Certificate of Designations at the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”).

Copies of the Charter Amendment and the Amended and Restated Certificate of Designations are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2018, the Company held its Annual Meeting for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 5, 2018. As of the record date of April 30, 2018, there were 97,937,491 shares of Common Stock outstanding and entitled to notice of and to vote at the Annual Meeting as well as an additional 7,317,073 shares that could vote pursuant to the terms of the Company’s outstanding Series A Preferred Stock.  The final voting for the matters submitted to a vote of stockholders is as follows:

Proposal No. 1 — Election of Director

At the Annual Meeting, stockholders voted for the election of one director for a three-year term until the annual meeting of stockholders to be held in 2021 or until his successor is elected and qualified. The Company’s nominee for director received the requisite plurality of the votes cast by the holders of shares present at the Annual Meeting in person or by proxy and entitled to vote thereon, and, accordingly, was elected to the Board of Directors for a three-year term until the annual meeting of stockholders to be held in 2021 and until his successor is duly elected and qualified.  The number of votes cast for and withheld from the nominee is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Miller	71,040,410	146,820	—

Proposal No. 2 — Approval of 2018 Incentive Stock Plan

The proposal for the approval of the Company’s 2018 Incentive Stock Plan was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
70,241,240	936,475	9,715	—

Proposal No. 3 — Approval of Charter Amendment

The proposal for the approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of our Common Stock to 800,000,000 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting separately as a single class, as well as the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
70,933,182	243,738	10,310	—

Proposal No. 4 — Approval of Amended and Restated Certificate of Designations

The proposal for the approval of an Amended and Restated Certificate of Designations was approved by the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a single class, as well as the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
70,389,943	780,467	16,920	—

Proposal No. 5 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of RBSM LLP as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2018 was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
71,103,095	83,115	1,020	—

Please note that with respect to Proposal No. 3, the votes for approval of the proposal by the holders of Common Stock voting separately as a single class totaled 63,616,109. With respect to Proposal No. 4, all 900,000 shares of Series A Preferred Stock voted separately as a single class in favor of the proposal.

Item 8.01.	Other Events.

As previously disclosed, on February 23, 2018, the Company closed on the commitment from HCP-FVA, LLC (“HCP-FVA”), an entity affiliated with Martin Hale, a director of the Company, to purchase up to $3 million of Units (as defined below) from the Company to backstop a proposed private placement of Units to certain eligible stockholders of the Company (the “Financing”). In the Financing, the Company is offering to its stockholders as of November 17, 2017 who are accredited investors the opportunity to purchase up to a total of 40 million Units (inclusive of subscriptions by HCP-FVA). Each Unit is expected to consist of the following (each, a “Unit”):

i.	$0.10 in senior secured debt (for a total of $4 million of senior secured debt assuming full subscription of the Financing), secured by all of the assets of the Company and guaranteed by each of the Company’s domestic subsidiaries, having an interest rate of prime plus 0.75% and a maturity date of June 30, 2021;
ii.	warrants to purchase 12.233 shares of the Company’s common stock for a nominal exercise price (for a total of 489.32 million shares assuming full subscription of the Financing); and
iii.	0.0225 shares of Series A Preferred Stock at a per Unit price of $0.2643 (subject to increase to take into account accretion of the Series A Preferred Stock after June 30, 2018), all such shares to be acquired directly from their current holder, HCP-FVA.

Any current stockholder of the Company interested in participating in the Financing who (i) was a stockholder of record as of November 17, 2017 and (ii) is an accredited investor (as such term is defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended) should contact the Company’s Chief Financial Officer, Brad Wolfe, by email at brad.wolfe@falconstor.com or by mail at c/o FalconStor Software, Inc., 823 Congress Ave, Suite 1300, Austin, Texas 78701, Attention: Chief Financial Officer, no later than Monday, July 16, 2018 to provide their contact information. The Company is currently in the process of preparing the necessary documentation in connection with the Financing and anticipates sending such documentation to all interested stockholders in July. Such documentation will also describe the process for closing (currently anticipated to be in late August) and mechanics in the event the Financing is oversubscribed. All stockholders participating in the Financing will be required to provide proof that they are accredited investors as well as proof of their stock ownership of the Company’s common stock as of November 17, 2017 and as of the date of closing.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of FalconStor Software, Inc.
3.2	Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of FalconStor Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2018	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Brad Wolfe
		Name:	Brad Wolfe
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of FalconStor Software, Inc.
3.2	Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of FalconStor Software, Inc.